

HEALTH® INSURANCE INNOVATIONS

Investor Presentation
August 2019

Disclosure

Certain statements included herein, including those that express management's expectations or estimates of Health Insurance Innovations, Inc.'s ("HIIQ") future performance, constitute "forward-looking statements" within the meaning of applicable securities laws. These statements may include words such as "may," "might," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue," the negative of these terms and other comparable terminology. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management when made, are inherently subject to significant business, economic and competitive uncertainties and contingencies. We caution that such forward-looking statements involve known and unknown risks, uncertainties and other risks that may cause our actual financial results, performance, or achievements to be materially different from our estimated future results, performance or achievements expressed or implied by those forward-looking statements. Numerous factors could cause actual results to differ materially from those in the forward-looking statements, including without limitation, our ability to maintain relationships and develop new relationships with health insurance carriers and distributors and the risk of customer attrition; our ability to retain our members, the demand for our products, the amount of commissions paid to us or changes in health insurance plan pricing practices, competition and our ability to compete successfully; changes and developments in the United States health insurance system and laws, the ability to maintain and enhance our name recognition; our ability to build the necessary infrastructure and processes to maintain effective controls over financial reporting; our ability to identify and complete acquisitions, manage our growth and integrate acquisitions, including the risk that the HealthPocket acquisition will not be integrated successfully; potential liability for the use of incorrect or incomplete data; interruption of our operations due to outside sources; maintaining our intellectual property rights and litigation involving intellectual property rights; our ability to obtain, use or successfully integrate third-party licensed technology; compliance with existing laws, regulations and industry initiatives and future change in laws or regulations in the healthcare industry; breach of our security by third parties; our dependence on the expertise of our key personnel; and potential write-offs of goodwill or other intangible assets. This list is not exhaustive of the factors that may affect any of our forward-looking statements. These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are discussed in HIIQ's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) as well as other documents that may be filed by HIIQ from time to time with the Securities and Exchange Commission, which are available at www.sec.gov. Investors are cautioned not to put undue reliance on forward-looking statements. All subsequent written and oral forward-looking statements attributable to HIIQ or persons acting on our behalf are expressly qualified in their entirety by this notice. We disclaim any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

Note: This presentation also contains certain non-GAAP financial measures. The non-GAAP financial measures used in this presentation are reconciled in HIIQ's Quarterly Report on Form 10-Q or Annual Report on Form 10-K filed with the SEC unless otherwise stated. These non-GAAP financial measures should not be considered an alternative to the GAAP financial measures.

Investment Highlights

Fulcrum at the center of the individual insurance market, connecting carriers, distributors, and consumers

Diversifying product offering with significant focus on Medicare Advantage

Proprietary cloud-based technology platform enables distribution of affordable health and life insurance products

Underpenetrated, growing market opportunity in $22B Non-ACA individual market and beyond

Multiple growth opportunities

Track record of strong revenue growth

The HIIQ Solution

Health Benefit Plans

- Guaranteed Acceptance or Medically Underwritten
- Event-Based Fixed Indemnity
- Robust Coverage Options
- Affordable

Medicare Advantage

- Optimize Consumer Engagement Capabilities
- Robust Coverage Options
- BPO, eCommerce, and Captive Agency distribution channels
- Expected to comprise 20-25% of Revenue for Q3

Short-Term Medical

- Medically Underwritten
- Most Similar to Major Medical
- Limited Duration
- Pre-existing conditions generally not covered
- Affordable

Life / Supplemental / Discount Benefit Plans

- Value-Added Insurance / Discount Benefit Products:
  - Life Insurance
  - Telemedicine
  - Dental
  - Vision
  - Critical Illness
  - Deductible and Gap
  - Pharmacy Benefit Cards

Significant Investments in the Medicare Market

Assembled an End-to-End Solution to Serve the Medicare Market at Scale

Together Health

- June 2019 acquisition
- Focused on consumer acquisition and engagement in the Medicare market
- Generates over 1 million Medicare inbound calls / consumer engagements annually

Premier Digital Asset

- July 2019 acquisition
- Premier online property drives consumer engagement

Captive Distribution

- August 2019 acquisition
- Captive distribution will drive growth in the Medicare market

Strategic Rational

- Immediate scale in an attractive growth market
- Diversifies product offering
- Accretive to financials

Medicare Market Overview

The Medicare Market is being driven by strong demographic tailwinds

- Medicare Eligibles are expected to increase from 60 Million in 2018 to 77 million in 2028 (1)


76.7M
60.0M
45.5M
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028



10,000+

People age into Medicare every day

36%

Are enrolled in a Medicare Advantage or Supplemental Plan(2)

HEALTH™ INSURANCE INNOVATIONS

(1) Source: 2019 Medicare Trustees Report and 2019 CSG Actuarial 9th Annual MS Market Projection
(2) Source: 2018 Data from CMS/Office of Enterprise Data & Analytics (OEDA), July 2019

Significant Market Opportunity

Medicare Advantage Opportunity

Meaningful Growth in MA Beneficiaries



Medicare Advantge Enrollees (millions)
25
20
15
10
5
0
10% CAGR
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Individual and Family Plan Opportunity

Individual Health Insurance Market

$87 Billion of Premium[1]



75% ACA Major Medical
25% Other Options
$21.8 Billion Opportunity
Non-ACA Market

Best-In-Class IFP Partners/Customers

Carriers and Benefit Partners

AXIS

CHUBB INSURANCE

Teladoc HEALTH

Nationwide® is on your side

ASPEN

Careington

EVEREST

Standard Life and Accident Insurance Company

LIFESHIELD NATIONAL INSURANCE CO.

Customer Concentration

Based on Revenue	Three months ended March 31, 2018	Six months ended June 30, 2018	Nine months ended Sep 30, 2018	Year ended 2018	Three months ended March 30, 2019	Six months ended June 30, 2019
Chubb	33%	32%	32%	30%	24%	26%
Lifeshield National Insurance Company	8%	9%	9%	11%	12%	12%
Teladoc (1)	14%	13%	13%	13%	13%	14%

Based on Premium Equivalents	Three months ended March 31, 2018	Six months ended June 30, 2018	Nine months ended Sep 30, 2018	Year ended 2018	Three months ended March 31, 2019	Six months ended June 30, 2019
Chubb	37%	40%	39%	40%	40%	39%
Lifeshield National Insurance Company	25%	25%	26%	24%	27%	27%
American Financial Security Life Insurance	3%	4%	5%	6%	11%	12%

Notes:

(1) For Premium Equivalent Reporting, Discount Benefit Plans including Teladoc, were included with the requisite carrier if attached to a policy.

Upon a review of ***ASC 280-10-50-42*** in Q2 2019, the Company began disclosing concentrations based on reported GAAP revenue. Prior to that, the Company reported customer concentration as a percentage of premium equivalents, an operational metric.

HIIQ considers its carriers and discount benefit plan providers as its customers for GAAP purposes.
Variability of revenue by customer during any reporting period can depend on the mix of products sold and the underlying contractual agreements with those customers.

Premium Equivalents: We define this metric as our total collections, including the combination of premiums, fees for discount benefit plans, billing and collecting, and third-party commissions and referral fees.

HIIQ Platform Enables Consumer Choice and Plan Design - IFP

Integrates Carriers, Distributors and Consumers on Proprietary Technology Platform



Consumer:
Searches for insurance online
Consumer Engagement:
Cultivate leads for agents and insurers
Independent, Third-Party Insurance Agent:
Purchases insurance leads and guides the consumer to suitable insurance products according to their needs.
HIIQ Platform:
Connects independent agents to carrier products; provides billing and customer service
Carrier:
Underwrites insurance products and provides coverage

Proprietary Technology Platform - IFP

Critical Role Connecting Carriers, Distributors and Consumers

Plug-and-play technology backbone allows for rapid, scalable growth

Key Attributes

- ✓ Quote-Buy-Print
- ✓ Automated Underwriting
- ✓ Multiple Value-Added Products
- ✓ Turn-Key Solution
- ✓ Integrated Payment
- ✓ Member Services
- ✓ Verification and Compliance Ease
- ✓ Integration with “Agile” E-Commerce

Extensive and Growing Distribution Network

Traditional Channels


HiiQuote.com

E-Commerce


agile
agile

Focused on Outstanding Consumer Experience!

Long-standing Commitment to Regulatory Compliance - IFP

Multi-pronged Regulatory Compliance Approach Augments In-house Capabilities to Drive:

- **Fewer DOI Complaints**
- **Greater Customer Satisfaction**
- **Higher Lifetime Value and Revenue**

Health Insurance Innovations In-house Compliance Team

Leveraging Full Suite of Best-in-class Compliance Tools and Solutions

3rd Party Agency Reviews	Voice Verification	Background Checks	Secret Shopping	License Verification	TCPA Compliance
Currin Compliance Services, Inc.	SmartAction	SentryLink	VERIFY HEALTHCARE	Knipper	ActiveProspect

4 Upheld DOI Complaints in 2017

3 Upheld DOI Complaints in 2018

1M+ Consumer Platform[1]

[1]Represents the total number of lives insured on HIIQ's platform during 2018

Dedicated to Exceptional Customer Service - IFP

Dedicated Infrastructure to Support Best-in-Class Member Experience

Dedicated HIIQ Customer Service Reps…


30
120
Customer Service
Support and Retention

+150 Representatives Dedicated to Delivering Consumer Service Excellence

… Delivering Best-in-Class Results

Average Speed to Answer
4.6 Seconds

1.3 Million
Calls Handled

Streamlined Customer Experience - IFP

MyBenefitsKeeper

MyBenefitsKeeper is a fully integrated consumer facing application to manage member policy billing, and provide access to plan documents and services via member portal

Key Attributes

- ✓ Purchase products from mobile phone
- ✓ Get notifications to reapply
- ✓ Call a doctor from the app
- ✓ Change billing or view history
- ✓ Add ID cards to digital wallet
- ✓ Chat with customer service
- ✓ Access policy documents
- ✓ Find a doctor nearby

Interface Built for Today's Insurance Consumer


1:20

Our Philosophy & Corporate Responsibility

Our Devotion to Community

At HIIQ, we believe that good health, giving back, and peace of mind are the cornerstones of prosperity. We are fortunate and grateful for our success. Our foundation is about giving back to the most vulnerable in our local communities.

- Collaborating with communities
- Investing and partners with charity
- Focusing on social determinants of health
- Increased giving to effect meaningful and sustainable change

Tommy's

FARA Friedreich's Ataxia Research Alliance

ACTT AVILA CHARITY TENNIS TOURNAMENT

SRN STARTING RIGHT, NOW

METROPOLITAN MINISTRIES

HOPE LIVES HERE

Recent Hurricane Assistance





4 Louis

Long-Term Growth Strategy

- Scale Medicare Business
- Lengthen Expected Duration of Plans sold
- Diversify Product portfolio
- Grow Higher Margin E-Commerce
- Grow the Life Insurance Business
- Expand Offerings To the Spanish Speaking Market

2019 Revenue Guidance Implies 30% YOY Growth[1]

[1]Midpoint of guidance range

New Initiatives

Growing Life Insurance Market

Life Insurance Market

- Increasing focus on our Life Insurance Market. Adding more robust products to our portfolio.
- Utilize existing Distribution Channels
- e-commerce focus
- MBK allows for greater interacting with consumers, enhancing persistency
- Build out AgileLifeInsurance.com



New Initiatives

Our Products Meet Spanish Speakers Needs

More than

25M [1]

people in the US have limited English proficiency

40% - 50% of this group is uninsured [2]



[3]

We meet their needs with…

- Affordable coverage for accidents and illness
- Citizenship not required – Members need only reside in the U.S., no SSN necessary.
- Simplified issuance

Spanish speakers' barriers to accessing health insurance:

- Lack of language services
- Limited affordability
- Few incumbent players innovating in this space

1st Spanish Language Product Launched in 2Q19 with More to Come in 2H19

HEALTH™ INSURANCE INNOVATIONS

[1]Migration Policy Institute (2013)
[2]Kaiser Family Foundation (2012)
[3]Map represents concentration of the Hispanic or Latino population in the U.S. per U.S. Census Bureau data

Track Record of Success With Solid Growth Trajectory


Revenue
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
44%CAGR
$105
$185
$251
$351
$455
2015
2016
2017
2018
2019E


Adj. EBITDA
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
89%CAGR
$7
$28
$46
$59
$85
2015
2016
2017
2018
2019E

	2015	2016	2017	2018	2019E
Adj. EBITDA Margin	6.3%	15.2%	18.3%	16.9%	19.4%

2018 results include the impact of ASC 606 / See reconciliation to GAAP in the Appendix
2019E represent the midpoint of guidance ranges

Expected 2019 Quarterly Seasonality

	1Q	2Q	3Q[1]	4Q[1]
Revenue	19%	13%	~20%	~48%
Adjusted EBITDA	11%	16%	~7%	~66%

- Majority of revenue is recognized in the quarter the policy is written
- 3Q includes cost to ramp up production prior to open enrollment period
- 4Q includes the open enrollment periods for IFP and Medicare products

[1]Percentages based on the midpoint of guidance range

2019 Guidance

	2018 Actual	2019 Outlook[1]	YOY Increase[2]
Revenue	$351.1 million	$450-$460 Million	30%
Adjusted EBITDA	$59.4 million	$82-$87 million	43%
Adjusted Net Income per Share	$2.60	$4.00-$4.25	59%

1. Guidance as of August 5, 2019
2. Based on the midpoint of the guidance range

Investment Highlights

Fulcrum at the center of the individual insurance market, connecting carriers, distributors, and consumers

Diversifying product offering with significant focus on Medicare Advantage

Proprietary cloud-based technology platform enables distribution of affordable health and life insurance products

Underpenetrated, growing market opportunity in $22B Non-ACA individual market and beyond

Multiple growth opportunities

Track record of strong revenue growth

Appendix

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
(unaudited)
($ in thousands)

	Year Ended December 31,				
	2015	**2016**	**2017**	**2018**	**2019E**
Net income	$ 1,465	$ 13,109	$ 26,491	$ 18,964	$ 24,300
Interest expense (income)	(22)	61	(19)	25	5,100
Depreciation and amortization	2,954	3,249	4,044	4,799	4,400
Provision (benefit) for income taxes	(1,922)	(4,751)	16,818	10,672	34,800
EBITDA	2,475	11,668	47,334	34,460	68,600
Stock-based compensation and related costs	1,364	3,818	7,890	12,878	12,700
Fair value adjustment to contingent consideration	(1,265)	15	—	—	—
Transaction costs	24	—	745	321	1,400
Tax receivable agreement liability adjustment	361	9,678	(11,835)	1,471	—
Indemnity and other related legal costs	—	750	1,557	6,614	1,600
Severance, restructuring and other	3,623	1,859	248	3,687	300
Adjusted EBITDA	$ 6,582	$ 27,788	$ 45,939	$ 59,431	$ 84,600

Source: Health Insurance Innovations, Inc. Q2 2019 10-Q

Reconciliation of Net Income to Adj. Net Income per Share

Reconciliation of Net Income to Adjusted Net Income per Share
(unaudited)
($ in thousands except per share data)

	Year Ended December 31,				
	2015	2016	2017	2018	2019E
Net income	$ 1,465	$ 13,109	$ 26,491	$ 18,964	$ 24,300
Interest expense (income)	(22)	61	(19)	25	5,100
Amortization	2,626	2,154	1,965	1,725	1,300
Provision (benefit) for income taxes	(1,922)	(4,751)	16,818	10,672	34,800
Stock-based compensation and related costs	1,364	3,818	7,890	12,878	12,700
Fair value adjustment to contingent consideration	(1,265)	15	—	—	—
Transaction costs	24	—	745	321	1,400
Tax receivable agreement liability adjustment	361	9,678	(11,835)	1,471	—
Indemnity and other related legal costs	—	750	1,557	6,614	1,600
Severance, restructuring and other charges	3,623	1,859	248	3,687	300
Adjusted pre-tax income	6,254	26,693	43,860	56,357	81,500
Pro forma income taxes	(2,377)	(10,143)	(16,667)	(13,526)	(19,560)
Adjusted net income	$ 3,877	$ 16,550	$ 27,193	$ 42,831	$ 61,940
Total weighted average diluted share count	14,444	14,751	16,322	16,477	15,000
Adjusted net income per share	$ 0.27	$ 1.12	$ 1.67	$ 2.60	$ 4.13

Source: Health Insurance Innovations, Inc. Q2 2019 10-Q

Financial Footnotes

EBITDA is defined as net income before interest, income taxes and depreciation and amortization. We have included EBITDA in this report because it is a key measure used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. In particular, the exclusion of certain expenses in calculating EBITDA can provide a useful measure for period-to-period comparisons of our business. However, EBITDA does not represent, and should not be considered as, an alternative to net income or cash flows from operations, each as determined in accordance with GAAP. Other companies may calculate EBITDA differently than we do. EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP.

To calculate adjusted EBITDA, we calculate EBITDA, which is then further adjusted for items such as stock-based compensation and related costs, and items that are not generally a part of regular operating activities, including tax receivable adjustments, indemnity and other related legal costs, and severance, restructuring, and acquisition costs. Adjusted EBITDA does not represent, and should not be considered as, an alternative to net income or cash flows from operations, each as determined in accordance with GAAP. We have presented adjusted EBITDA because we consider it an important supplemental measure of our performance and believe that it is frequently used by analysts, investors and other interested parties in the evaluation of companies. Other companies may calculate adjusted EBITDA differently than we do. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP.

To calculate adjusted net income, we calculate net income then add back amortization (but not depreciation), interest, tax expense, items such as stock-based compensation and related costs, and other items that are not generally a part of regular operating activities, including, tax receivable adjustments, indemnity and other related legal costs, severance, restructuring, and acquisition costs. From adjusted pre-tax net income, we apply a pro forma tax expense calculated at an assumed rate of 24%, which consists of the maximum federal corporate rate of 21%, with an assumed 3% state tax rate. We believe that when measuring Company and executive performance against the adjusted net income measure, applying a pro forma tax rate better reflects the performance of the Company without regard to the Company's organizational tax structure. We have included adjusted net income in this report because it is a key performance measure used by our management to understand and evaluate our core operating performance and trends and because we believe it is frequently used by analysts, investors, and other interested parties in their evaluation of the Company. Other companies may calculate this measure differently than we do. Adjusted net income has limitations as an analytical tool, and you should not consider it in isolation or substitution for earnings per share as reported under GAAP.

Source: Health Insurance Innovations, Inc. Q2 2019 Earnings Press Release

Financial Footnotes Continued

Adjusted net income per share is computed by dividing adjusted net income by the total number of weighted-average diluted Class A and weighted-average Class B shares of our common stock for each period. We have included adjusted net income per share in this report because it is a key measure used by our management to understand and evaluate our core operating performance and trends and because we believe it is frequently used by analysts, investors and other interested parties in the evaluation of companies. Other companies may calculate this measure differently than we do. Adjusted net income per share has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for earnings per share as reported under GAAP.

HIIQ has not reconciled adjusted EBITDA guidance or adjusted EPS guidance to GAAP net income or GAAP net income per diluted share, respectively, because HIIQ does not provide guidance for the reconciling items between these measures and GAAP net income or GAAP net income per diluted share, respectively. As certain of the items that impact GAAP net income and/or GAAP net income per diluted share cannot be reasonably predicted at this time, HIIQ is unable to provide such guidance. Accordingly, a reconciliation to GAAP net income or GAAP net income per diluted share is not available without unreasonable effort.

Source: Health Insurance Innovations, Inc. Q2 2019 Earnings Press Release